                                                       Deutsche Asset Management


                                 Mutual Fund
                              Semi-Annual Report
                                April 30, 2000




Smaller Companies

Formerly a Morgan Grenfell Fund


                                                      A Member of the
                                                      Deutsche Bank Group [LOGO]

Smaller Companies
--------------------------------------------------------------------------------
Table of Contents

       Letter to Shareholders.....................................   3

       Smaller Companies
         Schedule of Investments..................................   7
         Statement of Assets and Liabilities......................   9
         Statement of Operations..................................  10
         Statements of Changes in Net Assets......................  11
         Financial Highlights.....................................  12
         Notes to Financial Statements............................  13


                              ------------------------
                    The Fund is not insured by the FDIC and is
                    not a deposit, obligation of or guaranteed by
                    Deutsche Bank. The Fund is subject to
                    investment risks, including possible loss of
                    principal amount invested.
                              ------------------------


--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Fellow Shareholder:

We are pleased to present you with this newly-designed semi-annual report for the Smaller Companies Fund of the Morgan Grenfell Investment Trust. Please note that with the acquisition of Morgan Grenfell by Deutsche Bank, the Board of Trustees of the Trust approved a change in the name of your Fund. The Fund's investment objectives, policies and strategies remain the same.

In the pages that follow, you will find a discussion of the Fund's investment performance by the portfolio management team. The analyses highlight key factors influencing recent performance of the Fund and are followed by detailed financial statements for the six month period ended April 30, 2000.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. As always, the Board of Trustees of the Trust and the employees of Deutsche Asset Management, Inc. thank you for investing in our family of mutual funds. We appreciate your continued support and confidence.

Sincerely,

                            /s/ Audrey M.T. Jones,

                             /s/ John P. Callaghan

                              /s/ Doris R. Klug

            Audrey M.T. Jones, John P. Callaghan and Doris R. Klug
                             Portfolio Managers of
                              Smaller Companies


--------------------------------------------------------------------------------

Market Review

Overall, smaller capitalization stocks, i.e. stocks with market values among the smallest 20% of all publicly traded firms, outperformed their large cap brethren for the semi-annual period. The growth segment of the smaller cap market in particular was the best performing U.S. equity sector for the period. Growth-oriented small cap stocks, as measured by the Russell 2000 Growth Index, returned 27.78% for the six months ended April 30, 2000 as compared to the S&P 500 Index return of 7.19% and the S&P 400 Mid Cap Index return of 21.26% for the same six months.

Still, a theme of "volatility and reversal" dominated the smaller cap equity market as well as the broader equity markets. Following a nervous October, the last two months of 1999 experienced significant strength in the equity markets, as the U.S. economy remained robust with few signs of inflation. There continued to be tight labor markets, but productivity stayed strong. Economic momentum also continued to build around the world. However, this equity market strength was relatively narrow and confined primarily to the technology, biotechnology, and telecommunications sectors.

January began with weakness in the broader markets as investors focused on a number of possible Federal Reserve Board interest rate increases in the first half of 2000. Quickly, the smaller cap market resumed its strength, narrowly confined to technology, telecommunications and select biotechnology issues where revenue and earnings growth were expected to continue despite rising interest rates. In February, there was a sell off of "Old Economy" sectors like manufacturing and other cyclical industries on fears of higher interest rates. However, the "New Economy" sectors continued to do well, boosting the S&P 600 Index overall.

The smaller cap market pulled back in March, as the mid and large cap markets reasserted themselves. Even technology and health care, especially biotechnology, which had led the first calendar quarter's performance charge, ended the month in negative territory.


--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------
Letter to Shareholders

Extremely high levels of volatility continued to characterize the U.S. equity markets in April. In line with the broader U.S. equity markets, the smaller cap market also ended the month down. The S&P 600 Index lost 1.8% for the month, with the technology, health care and consumer durables sectors leading the decline. By the end of April, however, more positive performance was evident across all sectors.

The Smaller Companies Fund outperformed its key benchmark for the semi-annual period, particularly noteworthy given the extremely high volatility in the smaller capitalization U.S. equity market during this time. The Fund had a total return of 36.14% for the six months ended April 30, 2000, as compared to 17.25% for the S&P 600 Small Cap Index. The Fund also outperformed the 18.72% return of the Russell 2000 Index and the 27.78% return of the Russell 2000 Growth Index.

Individual stock selection and sector positioning bolstered Fund performance. In addition, we believe that concentration in a relatively limited number of names in the portfolio - our best selections - while staying broadly diversified (83 holdings as of April 30, 2000) has also aided performance. Throughout the semi-annual period, the Fund was overweight in two of the best performing sectors, technology and health care. The energy sector was also a top performer in the first four months of 2000, and the Fund's overweight position there boosted portfolio returns. Among the Fund's largest holdings within the top performing sectors were BJ Services Co., Pinnacle Systems and Devon Energy Corp. Each of these stocks contributed positively to Fund performance. Also to the benefit of the Fund, the portfolio was underweight in the poorly performing financials sector throughout. The weighted average market cap of the Fund's investments on April 30, 2000 was $1.4 billion.

MARKET OUTLOOK

Market volatility during the early months of 2000 was partly based on changing investor sentiment on "New Economy" vs. "Old Economy" stocks. Looking ahead, we believe the equity markets may be more focused on macroeconomic issues such as the near-certain prospect of higher interest rates, a subsequent gradual slow-down in U.S. economic growth, and a modest pickup in inflation. These issues have the potential to affect the U.S. equity markets across the board.

Still, we anticipate continued volatility. Valuation risk, especially in NASDAQ stocks, a rise in margin debt, rising interest rates, and the impact of Presidential campaign rhetoric are risks to the equity markets in general, including the small cap market, over the rest of the year. Earnings disappointments are our major concern looking ahead. However, we remain optimistic regarding our opportunities to find smaller cap stocks that we believe are both bargains in a broader universe of stock and outperformers early in their growth cycle.

The outlook for profit growth remains strong and relative valuations in small cap stocks continue to be attractive. In addition, the volatile equity markets we are experiencing favor our diversified investment approach. Consistent with this, we continue to seek smaller cap companies across economic sectors with above average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future. Our focus remains on individual stock selection with the goal of providing value-added performance relative to the universe of U.S. smaller companies.


--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------
Performance Comparison


            SMALLER COMPANIES, INSTITUTIONAL CLASS/4/, S&P 600
            SMALL CAP INDEX AND LIPPER SMALL CAP GROWTH FUND AVERAGE GROWTH OF A $250,000 INVESTMENT (SINCE JUNE 30, 1995/1/)

                             [GRAPH APPEARS HERE]


             --- Smaller Companies, Institutional Class - $596,625 --- S&P 600 Small Cap Index - $497,900
             --- Lipper Small Cap Growth Fund Average - $643,850

Average Annual Total Return for the Periods Ended April 30, 2000.
1 Year  43.96%.   3 Year 24.04%.   Since 6/30/95/3/  19.71%.
Benchmark returns are for the period beginning 6/30/95.

--------------------------------------------------------------------------------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gain distributions. During the period, the Fund waived certain fees and expenses.

/2/ The S&P 600 Index is an unmanaged domestic equities securities index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a widely accepted benchmark of small capitalization equity market performance. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

/3/ The Fund's inception date.

/4/ On February 28, 2000 the Institutional Shares were renamed the Institutional
    Class.


--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------
Performance Comparison


             SMALLER COMPANIES, INVESTMENT CLASS/4/, S&P 600
             SMALL CAP INDEX AND LIPPER SMALL CAP GROWTH FUND AVERAGE GROWTH OF A $2,500 INVESTMENT (SINCE JULY 11, 1997/1/)

                              [GRAPH APPEAR HERE]


               --- Smaller Companies, Investment Class - $3,929
               --- S&P 600 Small Cap Index - $3,055
               --- Lipper Small Cap Growth Fund Average - $4,597

Average Annual Total Return for the Period Ended April 30, 2000.
1 Year 43.66%.   Since 7/11/97/3/ 17.50%.
Benchmark returns are for the period beginning 7/31/97.

--------------------------------------------------------------------------------

/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gain distributions. During the period, the Fund waived certain fees and expenses.

/2/ The S&P 600 Index is an unmanaged domestic equities securities index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a widely accepted benchmark of small capitalization equity market performance. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

/3/ The Fund's inception date.

/4/ On February 28, 2000 the Services Shares were renamed the Investment Class.



--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------
Schedule of Investments   April 30, 2000 (Unaudited)


Shares             Description                                   Value
        Common Stocks - 96.1%
        Consumer - 11.9%

 1,200  American Eagle Outfitters, Inc.*....................  $   20,400
 3,000  Bally Total Fitness Holding*........................      67,125
 2,900  Championship Auto Racing Teams, Inc.*...............      58,725
 2,400  Corporate Executive Board Co.*......................     141,000
 4,700  Furniture Brands International, Inc.*...............      87,831
 3,400  Mohawk Industries*..................................      84,362
 5,400  Pacific Sunwear of California, Inc.*................     183,937
   700  Radio Unica Corp.*..................................       6,738
 3,400  Spanish Broadcasting Systems, Inc.*.................      63,538
   800  Talbots, Inc........................................      40,450
 2,400  Too, Inc.*..........................................      71,850
 2,300  Zale Corp.*.........................................      94,875
 1,200  99 Cents Only Stores*...............................      45,150
                                                              ----------
                                                                 965,981
                                                              ----------
        Credit Sensitive - 10.6%

 1,975  Astoria Financial Corp..............................      54,436
 3,100  Bank United Corp....................................     102,881
 1,800  Bottomline Technologies, Inc.*......................      64,800
 5,800  D.R. Horton, Inc....................................      75,037
 5,700  Dime Bancorp........................................     106,875
 2,800  Dime Community Bancshares...........................      48,475
 6,500  Golden State Bancorp, Inc.*.........................      99,938
 2,800  Labranche & Co., Inc.*..............................      33,425
 6,100  Lennar..............................................     113,612
 5,800  LNR Property Corp...................................     125,063
 4,900  Sovereign Bancorp, Inc..............................      33,688
                                                              ----------
                                                                 858,230
                                                              ----------
        Energy - 9.8%

 3,600  BJ Services*........................................     252,900
 4,200  Devon Energy........................................     202,387
10,700  Global Industries, Ltd.*............................     152,475
 4,000  Input/ Output, Inc.*................................      29,500
 6,200  Marine Drilling Companies, Inc.*....................     161,200
                                                              ----------
                                                                 798,462
                                                              ----------
        Health Care - 17.6%

 3,300  Accredo Health, Inc.*...............................      92,812
19,500  Caremark Rx, Inc.*..................................     124,313
 4,300  Cell Genesys, Inc.*.................................      80,356
 3,500  Coventry Health Care, Inc.*.........................      37,187
 4,800  Dendrite International, Inc.*.......................     109,800
 2,200  Enzon, Inc.*........................................      81,950
 1,612  Priority Healthcare Corp., CIA*.....................      89,265
 1,800  Priority Healthcare Corp., CIB*.....................      99,675
 5,900  Province Healthcare Co..............................     170,363
 6,600  ResMed, Inc.*.......................................     224,400
 3,200  SonoSite*...........................................  $  105,400
 6,000  Trigon Healthcare, Inc.*............................     215,625
                                                              ----------
                                                               1,431,146
                                                              ----------
        Process Industries - 3.7%

 1,700  Bowater.............................................      93,500
   700  Carbo Ceramics......................................      23,275
 2,200  CompX International*................................      43,450
 5,900  PH Glatfelter.......................................      63,425
 1,600  Rayonier............................................      75,100
                                                              ----------
                                                                 298,750
                                                              ----------
        Service Companies - 5.4%

 2,700  Alamosa PCS Holdings, Inc.*.........................      76,950
 1,400  GT Group Telecom, Inc., Cl B*.......................      18,112
 2,800  Insight Communications Company, Inc.*...............      57,050
 3,700  Pac-West Telecomm, Inc.*............................      79,088
 3,780  Price Communications Corp.*.........................      76,545
 1,900  SBA Communications Corp.*...........................      77,187
   600  Triton PCS Holdings, Inc.*..........................      25,200
   800  Viatel, Inc.*.......................................      30,600
                                                              ----------
                                                                 440,732
                                                              ----------
        Technology - 30.7%

 2,300  Allied Riser Communications Corp.*..................      44,850
 1,800  Alpha Industries, Inc...............................      93,600
 2,300  Asyst Technologies, Inc.*...........................     123,050
 4,200  ATMI, Inc.*.........................................     161,700
 3,300  Cognex*.............................................     187,687
 2,500  Computer Network Technology Corp.*..................      40,313
 1,300  Credence Systems Corp.*.............................     185,575
 2,000  Documentum, Inc.*...................................     118,000
 1,500  FileNET Corp.*......................................      44,063
 2,000  IntraNet Solutions, Inc.*...........................      44,500
 2,000  iPrint.com, Inc.*...................................       9,500
18,500  Maxtor Corp.*.......................................     220,844
 2,500  Netpliance, Inc.*...................................      22,500
 7,200  Pargain Technologies, Inc.*.........................     179,100
   800  PC-Tel, Inc.*.......................................      26,800
   700  Photon Dynamics, Inc.*..............................      51,800
 8,700  Pinnacle Systems*...................................     208,800
   400  Polycom, Inc.*......................................      31,650
 6,400  S3 Inc.*............................................      90,000
 4,800  SAGA SYSTEMS, Inc.*.................................      89,400
 6,600  Tech Data Corp.*....................................     276,787
 1,400  Therma-Wave, Inc.*..................................      38,500
 2,000  Titan Corp.*........................................      85,875
 2,400  Zoran Corp.*........................................     119,850
                                                              ----------
                                                               2,494,744
                                                              ----------


   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------
Schedule of Investments  April 30, 2000 (Unaudited)

Shares             Description                                   Value
        Transportation - 5.2%

 3,700  Airborne Freight Corp................................ $   79,319
 3,650  Atlantic Coast Airlines*.............................    109,044
 1,400  Tidewater, Inc.......................................     41,650
 4,100  USFreightways Corp...................................    191,162
                                                              ----------
                                                                 421,175
                                                              ----------
        Utilities - 1.2%

     4,100  Philadelphia Suburban Corp.                           98,400

Total Common Stocks

     (Cost $6,552,280)...........................   96.1%     $7,807,620

Other Assets in Excess
     of Liabilities..............................    3.9%        314,106

Net Assets.......................................  100.0%     $8,121,726


--------------------------------------------------------------------------------
*Non-income producing security








   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------
 Statement of Assets and Liabilities (Unaudited)

                                                                                         As of
                                                                                        April 30,
                                                                                          2000
Assets
 Investment at Value (Cost $6,552,280)..............................................  $   7,807,620
 Cash...............................................................................        369,936
 Receivable for Securities Sold.....................................................         14,845
 Receivable Due from adviser........................................................          3,637
 Dividends and Interest Receivable..................................................          1,795
                                                                                      -------------
Total Assets........................................................................      8,197,833
                                                                                      -------------
Liabilities
 Due to Administrator...............................................................          3,255
 Payable for Securities Purchased...................................................         24,155
 Payable for Capital Shares Sold....................................................          2,654
 Accrued Other Expenses.............................................................         46,043
                                                                                      -------------
Total Liabilities...................................................................         76,107
                                                                                      -------------
Net Assets..........................................................................  $   8,121,726
                                                                                      =============

Composition of Net Assets
 Capital Shares of Institutional Shares (unlimited authorization
  $0.001 par value). Based on Outstanding Shares of Beneficial Interest.............  $   4,149,499
 Capital Shares of Investment Shares (unlimited authorization
  $0.001 par value). Based on Outstanding Shares of Beneficial Interest.............        365,554
 Distributions in Excess of Net Investment..........................................        (21,769)
 Accumulated Net Realized Gains from Investments....................................      2,373,102
 Net Unrealized Appreciation on Investments.........................................      1,255,340
                                                                                      -------------
Net Assets..........................................................................  $   8,121,726
                                                                                      =============
Computation of Net Asset Value
Institutional Class/1/:
 Net Assets.........................................................................  $   7,668,475
 Shares Outstanding.................................................................        402,435
 Net Asset Value Per Share..........................................................  $       19.06

Investment Class/2/:
 Net Assets.........................................................................        453,251
 Shares Outstanding.................................................................         23,952
 Net Asset Value Per Share..........................................................  $       18.92

--------------------------------------------------------------------------------
/1/ On February 28, 2000 the Institutional Shares were renamed the Institutional
    Class.
/2/ On For the February six 28, 2000 the Service Shares were renamed the
    Investment Class.

   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------
 Statement of Operations (Unaudited)

                                                                     For the six
                                                                     months ended
                                                                    April 30, 2000
Investment Income
 Interest.........................................................  $      18,261
 Dividends........................................................         11,048
                                                                    -------------
Total Investment Income...........................................         29,309
                                                                    -------------

Expenses
 Investment Advisory Fee..........................................         40,497
 Professional.....................................................         24,805
 Custody Fee......................................................         24,607
 Registration & Filing Fees.......................................         17,749
 Printing Fees....................................................         11,147
 Administration Fees..............................................          8,909
 Trustees' Fees...................................................          6,605
 Miscellaneous....................................................          2,779
 Transfer Agency Fee..............................................          1,054
 Servicing Plan Fee...............................................            535
                                                                    -------------
Total Expenses....................................................        138,687
Less:  Fee Waivers or Expense Reimbursements......................        (87,609)
                                                                    -------------
Net Expenses......................................................         51,078
                                                                    -------------
Net Investment Loss...............................................        (21,769)
                                                                    -------------

Realized and Unrealized Gain (Loss) on Investments
 Net Realized Gain from Investment Transactions...................      2,502,897
 Net Change in Unrealized Appreciation/Depreciation of
  Investments.....................................................        (60,322)
                                                                    -------------
Net Realized Gain on Investments..................................      2,442,575
                                                                    -------------
Net Increase in Net Assets from Operations........................  $   2,420,806
                                                                    =============

                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------
Statements of Change in Net Assets (Unaudited)

                                                                                       For the six      For the
                                                                                      Months Ended    Year Ended
                                                                                        April 30,     October 31,
                                                                                           2000           1999
Increase (Decrease) in Net Assets from Operations
  Net Investment Loss.............................................................   $   (21,769)    $   (51,059)
  Net Realized Gain on Investments................................................     2,502,897          (5,110)
  Net Change in Unrealized Appreciation (Depreciation) on Investments.............       (60,322)      1,451,701
                                                                                     -----------     -----------
Net Increase in Net Assets from Operations........................................     2,420,806       1,395,532
                                                                                     -----------     -----------
Distributions to Shareholders

  Net Investment Income
   Institutional Class............................................................            --         (13,875)
   Investment Class...............................................................            --          (2,181)
                                                                                     -----------     -----------
Total Distributions...............................................................            --         (16,056)
                                                                                     -----------     -----------
Capital Share Transactions:

  Institutional Class/1/:
   Proceeds from Shares Issued....................................................       579,742       4,044,216
   Shares Issued in Lieu of Cash Distributions....................................            --              --
   Cost of Shares Repurchased.....................................................    (1,509,819)     (3,695,423)
                                                                                     -----------     -----------
 Increase (Decrease) in Net Assets from Institutional
   Class Transactions.............................................................      (930,077)        348,793
                                                                                     -----------     -----------
  Investment Class/2/:
   Proceeds from Shares Issued....................................................        20,618         484,187
   Shares Issued in Lieu of Cash Distributions....................................            --              --
   Cost of Shares Repurchased.....................................................       (28,591)     (1,304,490)
                                                                                     -----------     -----------
  Decrease in Net Assets from Investment Class Transactions.......................        (7,973)       (820,303)
                                                                                     -----------     -----------
Net Decrease in Net Assets from Capital Transactions..............................      (938,050)       (471,510)
                                                                                     -----------     -----------
Total Increase in Net Assets......................................................     1,482,756         907,966

Net Assets

Beginning of Period...............................................................     6,638,970       5,731,004
                                                                                     -----------     -----------
End of Period.....................................................................   $ 8,121,726     $ 6,638,970
                                                                                     ===========     ===========
Capital Share Transactions:

  Institutional Class/1/:
   Shares Issued..................................................................        29,511         308,629
   Shares Issued in Lieu of Cash Distributions....................................            --              --
   Shares Repurchased.............................................................       (77,297)       (280,485)
                                                                                     -----------     -----------
  Increase (Decrease) in Capital Shares from Institutional
   Class Transactions.............................................................       (47,786)         28,144
                                                                                     ============    ===========
  Investment Class/2/:
   Shares Issued..................................................................         1,042          40,472
   Shares Issued in Lieu of Cash Distributions....................................            --              --
   Shares Repurchased.............................................................        (1,547)       (105,181)
                                                                                     -----------     -----------
  Decrease in Capital Shares from Investment Class Transactions...................          (505)        (64,709)
                                                                                     ===========     ===========

--------------------------------------------------------------------------------
/1/ On February 28, 2000 the Institutional Shares were renamed the Institutional
    Class.

/2/ On February 28, 2000 the Service Shares were renamed the Investment Class.

                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------
Financial Highlights
For the six months ended April 30, 2000 and the years ended October 31, (Unaudited)

For a Share Outstanding Throughout each Period

                                                                 Net
                                   Net                         Realized     Distributions    Distributions       Net
                                  Asset            Net           and           from            from             Asset
                                  Value         Investment    Unrealized        Net           Realized          Value
                                 Beginning       Income        Gains/       Investment        Capital           End of
                                 of Period       (Loss)       (Losses)        Income           Gains            Period

Smaller Companies:

Institutional Class/3/

 2000/5/                           $13.99       $ 0.23        $ 4.84         $   --           $   --           $19.06
 1999                               11.22         0.00          2.80          (0.03)              --            13.99
 1998                               14.72        (0.01)        (1.81)            --            (1.68)           11.22
 1997                               13.10        (0.03)         2.87             --            (1.22)           14.72
 1996                               10.55        (0.02)         2.61          (0.04)              --            13.10
 1995/1/                            10.00         0.03          0.52             --               --            10.55

Investment Class/4/

 2000/5/                           $13.91       $ 0.03        $ 4.98         $   --           $   --           $18.92
 1999                               11.18         0.00          2.76          (0.03)              --            13.91
 1998                               14.71        (0.05)        (1.80)            --            (1.68)           11.18
 1997/5/                            13.77        (0.03)         0.97             --               --            14.71

                                                                                                  Ratio of
                                                                                                     Net
                                                                      Ratio of                    Investment
                                                                        Net        Ratio of        Income/
                                                                     Investment    Expenses to     (Loss) to
                                               Net        Ratio of     Income/      Average         Average
                                             Assets       Expenses     (Loss)         Net             Net
                                              End            to          to         Assets          Assets
                                               of          Average     Average    (Excluding      (Excluding      Portfolio
                                 Total       Period          Net         Net         Expense        Expense       Turnover
                                 Return       (000)        Assets      Assets     Limitations)    Limitations)      Rate
Smaller Companies:

Institutional Class/3/

 2000/5/                          36.14%      $7,668        1.25%        0.72%         3.41%         2.89%           67%
 1999                             25.03        6,299        1.25        (0.78)         4.40         (3.93)          105
 1998                            (13.54)       4,734        1.25         0.26          2.44         (0.93)          108
 1997                             23.29        5,724        1.25        (0.29)         2.63         (1.67)          122
 1996                             24.58        4,115        1.25        (0.23)         2.55         (1.53)          141
 1995/1/                           5.50+       2,638        1.25         0.94          2.28         (0.09)           23

Investment Class/4/

 2000/5/                          35.92%      $  453        1.50%       (0.77)%         3.66%         1.39%          67%
 1999                             24.74          340        1.50         (1.03)         3.98         (3.51)         105
 1998                            (13.79)         997        1.50          0.09          2.76         (1.17)         108
 1997/5/                           7.45+           6        1.50         (0.77)         2.79         (2.06)         122

--------------------------------------------------------------------------------
+   Returns are for period indicated and have not been annualized
/1/ Smaller Companies Fund Institutional Shares commenced operations on 6/30/95.
    All ratios, except for Portfolio Turnover Rate, for the period have been annualized.
/2/ Smaller Companies Fund Investment Shares commenced operations on 7/11/97.
    All ratios, except for Portfolio Turnover Rate, for the period have been annualized.
/3/ On February 28, 2000 the Institutional Shares were renamed the Institutional
    Class.
/4/ On February 28, 2000 the Service Shares were renamed the Investment Class. /5/ All ratios, except for Portfolio Turnover Rate, for the six month period have been annualized. Total Return has not been annualized.

--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------
Notes to Financial Statements April 30, 2000 (Unaudited)

1. Organization

Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of fourteen investment portfolios. The Smaller Companies Fund (the "Fund") is one of the portfolios.

2. Significant Accounting Policies

The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.

Security Valuation--Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Certain debt and fixed income investments owned by the Funds are valued at prices supplied by independent pricing agents selected by Deutsche Asset Management, Inc. ("DeAM", formerly Morgan Grenfell Inc.) and Deutsche Asset Management Investment Services Limited ("DeAMS", formerly Morgan Grenfell Investment Services Limited), (collectively, the "Advisers", each an affiliate of Deutsche Bank AG), which prices reflect broker-dealer supplied valuations. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not, in the opinion of the applicable Adviser, reflect market value are valued at fair value using methods determined in good faith by the valuation committee of the Board of Trustees.

Income Taxes--It is the intention of each Fund to continue to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is considered necessary.

Net Asset Value Per Share--The net asset value per share is calculated on a daily basis by dividing the assets of each Fund or Class, less its liabilities, by the number of oustanding shares, of the Fund or Class.

Classes--Class specific expenses, such as investment plan fees are borne by that class. Income, expenses and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by the custodian banks until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.

The Fund may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.

If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Distributions--Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises. Accordingly, permanent differences primarily attributable to net operating loss for the year ended October 31, 1999 have been reclassified as follows:

                     Undistributed     Accumulated
                     Net Investment    Net Realized     Paid-in
Fund                     Income        Gains (Losse)    Capital
----                 --------------    -------------    --------
Smaller Companies           $51,060               --    $(51,060)


--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------
Notes to Financial Statements

The above reclassifications have no effect on net assets or net asset value per share of the Fund.

Expenses--Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative net assets. DeAM absorbed all expenses of organizing the Trust.

Other--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of original issue discounts and purchase premiums during the respective holding period. Original issue discounts and purchase premiums on securities held by the Fund are accreted and amortized ratably to maturity using the effective interest method. Dividend income is recognized on the ex-dividend date or, using reasonable diligence, when known to the Fund. Interest income is recognized using the accrual method.

3. Administration, Investment Advisory, Distribution and Service Agreements

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with DeAM (the "Administrator"), pursuant to which the Administrator will receive an annual fee of 0.22% based on the average daily net assets of the Fund.

The Administrator generally assists in all matters relating to the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Trust's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund. At a meeting held on August 19, 1999 the Board of Trustees of the Trust adopted a resolution to approve a transfer agent agreement between Investment Company Capital Corp., an affiliate of Deutsche Bank AG, and the Trust, replacing DST Systems Inc., effective November 22, 1999.

Under the advisory agreements with the Trust, DeAM serves as the Adviser to the Fund. For these services, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the Fund's average daily net assets.

The Adviser has voluntarily agreed to reduce their advisory fees and/or reimburse the Fund to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets as follows:

                          Institutional   Investment
                             Class          Class
                          -------------   ----------
                              1.25%         1.50%

By an Expense Limitation agreement dated November 1999, between the Trust and the Adviser, the Adviser has agreed to waive its fees and reimburse expenses to the Fund in order to limit the total operating expenses of each Fund at the above levels for a period of 16 months from February 28, 2000.

Certain officers and/or Trustees of the Trust are affiliated with the Administrator or the Adviser.

ICC Distributors (the "Distributor") serves as the distributor of shares of the Funds pursuant to a distribution agreement with the Trust. The Adviser is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Fund. Prior to November 1, 1999 SEI Investments Distribution Co. was the Fund's Distributor.

The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each Fund that offers an Investment Class pays service fees at an aggregate annual rate of up to 0.25% of the Investment Class average daily net assets. Service plan fees are payable to Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/ or account maintenance services to their customers who invest in the Investment Class.

During the period ended April 30, 2000, certain portfolios of the Trust purchased securities from and sold securities to other portfolios of the Trust or other accounts managed by the Advisers at market value.


--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------
Notes to Financial statements

4. Investment Transactions

The cost of securities purchased and the proceeds from the sale of securities, other than short-term investments and U.S. government securities, during the six month period ended April 30, 2000, were as follows:

                           Purchases         Sales
                           ---------         -----
                          $5,183,774      $6,298,403

For federal income tax purposes, the Fund's cost of securities owned, the aggregate gross unrealized appreciation and depreciation and the net unrealized appreciation (depreciation) on investments at April 30, 2000 for the Fund are as follows:


                                                        Net
                                                    Unrealized
                   Appreciated     Depreciated     Appreciated/
    Tax Cost       Securities      Securities      (Depreciated)
    --------       -----------     -----------     ------------
    $6,552,280     $1,900,870      $(645,530)      $1,255,340

At October 31, 1999 the Fund had available realized capital losses of $127,538, which expire in 2006 and 2007, to offset future net capital gains.

5. Borrowing Agreements

By an agreement dated November 2, 1998, certain Funds of the Trust entered into a Credit Agreement (the "Agreement") with the BankBoston, N.A. (the "Lender"). The maximum aggregate credit available to all the participating Funds under the Agreement, which expires on February 27, 2001, was approximately $50,000,000. Interest payments on borrowings are payable by the borrowing Funds on a monthly basis at the federal funds rate plus 1.00% per annum and the borrowings are payable on demand. The participating Funds are also subject to a commitment fee of 0.10% per annum of the unused portion of the maximum aggregate credit available under the Agreement. During the six months ended April 30, 2000, the participating Funds incurred commitment fees under the Agreement which have been allocated to the participating Funds based on their relative net assets during the non-borrowing period.

6. Proposed Fund Reorganizations

At its meeting on August 19, 1999, the Board of Trustees approved:

i. A tax-free transfer of substantially all of the assets of Morgan Grenfell Smaller Companies to BT Small Cap, an affiliate of the Trust and assumption by BT Small Cap of all of the liabilities of Smaller Companies, in exchange solely for the shares of common stock of BT Small Cap and the distribution of shares of BT Small Cap to the shareholders of Smaller Companies in liquidation of Smaller Companies.


--------------------------------------------------------------------------------

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:

                                Deutsche Asset Management Service Center
                                P.O. Box 219210
                                Kansas City, MO 64121-9210
or call our toll-free number:   1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Smaller Companies                                               CUSIP #61735K844
Morgan Grenfell Investment Trust                                       61735K745
                                                               362/366SA (04/00)
Distributed by:
ICC Distributors, Inc.